Prospectus Supplement	March 21, 2017

Putnam VT Small Cap Value Fund
Prospectus dated April 30, 2016

Effective March 31, 2017, the sub-section Your fund’s management in the section Fund summary and the sub-section The fund’s investment manager in the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now David Diamond and Eric Harthun.

Mr. Diamond joined the fund in March 2017 and is Portfolio Manager. Mr. Diamond is the Founder of and previously had been employed by Diamond-Newman Fine Arts LLC and the Aldala Collection of New Media and Digital Art since 2005.

Additional information regarding Mr. Harthun, including his business experience during the last five years, is set forth in the prospectus.

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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